                                                             Exhibit 20.1

                        MONTHLY SERVICER'S CERTIFICATE
            AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                 --------------------------------------------

                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

                 --------------------------------------------


The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements
(as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on January 15, 1998 and covers activity from November 25, 1997 through December 25, 1997.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of January, 1998.


                                     AMERICAN EXPRESS TRAVEL RELATED
                                     SERVICES COMPANY, INC., as Servicer

                                     By:  /s/ Lawrence Fazzari
                                        --------------------------------
                                        Name:  Lawrence Fazzari
                                        Title: Vice President
                                               Business Results

I.  Monthly Period Trust Activity

A. Trust Activity                                Trust Totals
-----------------                                ------------
Number of days in period                                   31
Beginning Principal Receivable Balance       3,887,965,160.18
Special Funding Account Balance                          0.00
Beginning Total Principal Balance            3,887,965,160.18

Finance Charge Collections (excluding           60,827,989.00
Discount Option & Recoveries)
Discount Percentage                                     2.00%
Discount Option Receivables Collections          6,394,516.60
Premium Option Receivables Collections                   0.00
Recoveries                                       4,009,137.00
Total Collections of Finance Charge Receivables 71,231,642.60
Total Collections of Principal Receivables     313,331,313.40
Monthly Payment Rate                                  7.7990%
Defaulted amount                                21,678,281.10
Annualized Default Rate                               6.4696%
Trust Portfolio Yield                                15.0066%
New Principal Receivables                      392,330,603.00
Ending Principal Receivables Balance         3,945,286,168.68
Ending Required Minimum Principal Balance    2,140,000,000.00
Ending Transferor Amount                     2,945,286,168.68
Ending Special Funding Account Balance                   0.00
Ending Total Principal Balance               3,945,286,168.68

B. Series Allocations                           Series 1996-1     Series 1997-1     Trust Total
---------------------                           -------------     -------------     -----------
Group Number                                                1                 1
Invested Amount                              1,000,000,000.00  1,000,000,000.00  2,000,000,000.00
Adjusted Invested Amount                     1,000,000,000.00  1,000,000,000.00  2,000,000,000.00
Principal Funding Account Balance                        0.00                 0              0.00
Series Required Transferor Amount               70,000,000.00     70,000,000.00    140,000,000.00
Series Allocation Percentage                           50.00%            50.00%
Series Alloc. Finance Charge Collections        35,615,821.30     35,615,821.30     71,231,642.60
Series Allocable Recoveries                      2,004,568.50      2,004,568.50      4,009,137.00
Series Alloc. Principal Collections            156,665,656.70    156,665,656.70    313,331,313.40
Series Allocable Defaulted Amount               10,839,140.55     10,839,140.55     21,678,281.10

C. Group I Allocations                          Series 1996-1     Series 1997-1      Group I Total
----------------------                          -------------     -------------      -------------
Investor Finance Charge Collections             18,321,059.90     18,321,059.90     36,642,119.81

Investor Monthly Interest                        5,661,238.69      5,351,290.77     11,012,529.46
Investor Default Amount                          5,575,739.55      5,575,739.55     11,151,479.09
Investor Monthly Fees                            1,666,666.67      1,666,666.67      3,333,333.33
Investor Additional Amounts                              0.00              0.00              0.00
Total                                           12,903,644.90     12,593,696.99     25,497,341.89

Reallocated Investor Finance Charge Collections 18,321,059.90     18,321,059.90     36,642,119.81
Available Excess                                 5,417,415.00      5,727,362.92     11,144,777.92

D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                          68,544,262.00
61-90 Days Delinquent:                          31,734,530.00
90+ Days Delinquent:                            39,449,370.00
Total 30+ Days Delinquent:                     139,728,162.00

II.     Series 1996-1 Certificates

                                               Series             Total Investor           Transferors
A. Investor/Transferor Allocations          Allocations               Interest               Interest
----------------------------------          -----------           --------------           -----------
Beginning Invested/Transferor Amount    1,943,982,580.09        1,000,000,000.00        943,982,580.09
Beginning Adjusted Invested Amount                   N/A        1,000,000,000.00                   N/A
Floating Allocation Percentage                       N/A                51.4408%              48.5592%
Principal Allocation Percentage                      N/A                51.4408%              48.5592%
Collections of Finance Chg. Receivables    35,615,821.30           18,321,059.90         17,294,761.40
Collections of Principal Receivables      156,665,656.70           80,590,051.73         76,075,604.97
Defaulted Amount                           10,839,140.55            5,575,739.55          5,263,401.00

Ending Invested/Transferor Amounts      1,972,643,084.34        1,000,000,000.00        972,643,084.34

-------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
B. Monthly Period Funding Requirements               Class A         Class B       Interest              Total
--------------------------------------               -------         -------      ----------             -----
Principal Funding Account                               0.00            0.00           0.00               0.00
Investment Proceeds for Monthly Period                  0.00            0.00           0.00               0.00
Reserve Draw Amount                                     0.00            0.00           0.00               0.00
Available Reserve Account Amount                        0.00            0.00           0.00               0.00
Reserve Account Surplus                                 0.00            0.00           0.00               0.00

Coupon December 15 - January 14, 1998                6.8000%         6.9500%         6.3805%
Monthly Interest Due                            4,901,666.67      347,500.00      412,072.02      5,661,238.69
Outstanding Monthly Interest Due                        0.00            0.00            0.00              0.00
Additional Interest Due                                 0.00            0.00            0.00              0.00
Total Interest Due                              4,901,666.67      347,500.00      412,072.02      5,661,238.69
Investor Default Amount                         4,823,014.71      334,544.37      418,180.47      5,575,739.55
Investor Monthly Fees Due                       1,441,666.67      100,000.00      125,000.00      1,666,666.67
Investor Additional Amounts Due
Total Due                                      11,166,348.04      782,044.37      955,252.49     12,903,644.90

Reallocated Investor Finance Charge Collections                                                  18,321,059.90
Interest and Principal Funding Investment Proceeds                                                        0.00
Series Adjusted Portfolio Yield                                                                       15,0066%
Base Rate                                                                                              8.6280%

--------------------------------------------------------------------------------------------------------------
                                                                                 Collateral
C. Certificates - Balances and Distributions         Class A         Class B       Interest              Total
--------------------------------------------         -------         -------      ----------             -----

Beginning Certificates Balance                865,000,000.00   60,000,000.00   75,000,000.00  1,000,000,000.00
Interest Distributions                          4,901,666.67      347,500.00      412,072.02      5,661,238.69
Principal Deposits - Prin. Funding Account              0.00            0.00            0.00              0.00
Principal Distributions                                 0.00            0.00            0.00              0.00
Total Distributions                             4,901,666.67      347,500.00      412,072.02      5,661,238.69
Ending Certificates Balance                   865,000,000.00   60,000,000.00   75,000,000.00  1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             5.67

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             5.67

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             5.79

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             5.79

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00


     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H.   Information regarding distributions on the Distribution
Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       412,072.02

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       412,072.02

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    15,847,716.81

           a.   Class A Monthly Interest:                   $     4,901,666.67
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     4,823,014.71
           e.   Excess Spread:                              $     6,123,035.43

      2.   Class B Available Funds:                         $     1,099,263.59

           a.   Class B Monthly Interest:                   $       347,500.00
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       751,763.59

      3.   Collateral Available Funds:                      $     1,374,079.49

           a.   Excess Spread:                              $     1,374,079.49

      4.   Total Excess Spread:                             $     8,248,878.51


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           51.4408%

      2.   Series 1996-1 Allocable Principal
            Collections:                                    $   156,665,656.70

      3.   Principal Allocation Percentage of
            Series 1996-1 Allocable Principal
            Collections:                                    $    80,590,051.73

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    80,590,051.73

      6.   Shared Principal Collections from other
            Series allocated to Series 1996-1:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     5,575,739.55

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    86,165,791.28




L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    75,000,000.00

      2.   Required Collateral Invested Amount              $    75,000,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    86,165,791.28


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1996-1

      1.   Excess Spread:                                   $     8,248,878.51
      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       334,544.37
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       412,072.02
      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       418,180.47
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     5,417,414.98


IV.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             8.6280%
           b.   Prior Monthly Period               9.4782%
           c.   Second Prior Monthly Period        8.1075%

      2.   Three Month Average Base Rate                               8.7379%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              15.01%
           b.   Prior Monthly Perid                 14.86%
           c.   Second Prior Monthly Period         14.73%

      4.   Three Month Average Series Adjusted Portfolio Yield          14.87%


III.     Series 1997-1 Certificates

                                               Series             Total Investor           Transferors
A. Investor/Transferor Allocations          Allocations               Interest               Interest
----------------------------------          -----------           --------------           -----------
Beginning Invested/Transferor Amount    1,943,982,580.09        1,000,000,000.00        943,982,580.09
Beginning Adjusted Invested Amount                   N/A        1,000,000,000.00                   N/A
Floating Allocation Percentage                       N/A                51.4408%              48.5592%
Principal Allocation Percentage                      N/A                51.4408%              48.5592%
Collections of Finance Chg. Receivables    35,615,821.30           18,321,059.90         17,294,761.40
Collections of Principal Receivables      156,665,656.70           80,590,051.73         76,075,604.97
Defaulted Amount                           10,839,140.55            5,575,739.55          5,263,401.00

Ending Invested/Transferor Amounts      1,972,643,084.34        1,000,000,000.00        972,643,084.34

-------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
B. Monthly Period Funding Requirements               Class A         Class B       Interest              Total
--------------------------------------               -------         -------      ----------             -----
Principal Funding Account                               0.00            0.00           0.00               0.00
Investment Proceeds for Monthly Period                  0.00            0.00           0.00               0.00
Reserve Draw Amount                                     0.00            0.00           0.00               0.00
Available Reserve Account Amount                        0.00            0.00           0.00               0.00
Reserve Account Surplus                                 0.00            0.00           0.00               0.00

Coupon December 15 - January 14, 1998                6.4000%         6.5500%         6.3555%
Monthly Interest Due                            4,613,333.33      327,500.00      410,457.44      5,351,290.77
Outstanding Monthly Interest Due                        0.00            0.00            0.00              0.00
Additional Interest Due                                 0.00            0.00            0.00              0.00
Total Interest Due                              4,613,333.33      327,500.00      410,457.44      5,351,290.77
Investor Default Amount                         4,823,014.71      334,544.37      418,180.47      5,575,739.55
Investor Monthly Fees Due                       1,441,666.67      100,000.00      125,000.00      1,666,666.67
Investor Additional Amounts Due
Total Due                                      10,878,014.71      762,044.37      953,637.91     12,593,696.99

Reallocated Investor Finance Charge Collections                                                  18,321,059.90
Interest and Principal Funding Investment Proceeds                                                        0.00
Series Adjusted Portfolio Yield                                                                       15.0066%
Base Rate                                                                                              8.2631%

--------------------------------------------------------------------------------------------------------------
                                                                                 Collateral
C. Certificates - Balances and Distributions         Class A         Class B       Interest              Total
--------------------------------------------         -------         -------      ----------             -----

Beginning Certificates Balance                865,000,000.00   60,000,000.00   75,000,000.00  1,000,000,000.00
Interest Distributions                          4,613,333.33      327,500.00      410,457.44      5,351,290.77
Principal Deposits - Prin. Funding Account              0.00            0.00            0.00              0.00
Principal Distributions                                 0.00            0.00            0.00              0.00
Total Distributions                             4,613,333.33      327,500.00      410,457.44      5,351,290.77
Ending Certificates Balance                   865,000,000.00   60,000,000.00   75,000,000.00  1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             5.33

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             5.33

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             5.46

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             5.46

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00


     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00

      5.   The amount, if any, by which the
            outstanding principal balance of the
            Class B Certificates exceeds the Class B
            Invested Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H.   Information regarding distributions on the Distribution
Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       410,457.44

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       410,457.44

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    15,847,716.81

           a.   Class A Monthly Interest:                   $     4,613,333.33
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     4,823,014.71
           e.   Excess Spread:                              $     6,411,368.77

      2.   Class B Available Funds:                         $     1,099,263.59

           a.   Class B Monthly Interest:                   $       327,500.00
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       771,763.59

      3.   Collateral Available Funds:                      $     1,374,079.49

           a.   Excess Spread:                              $     1,374,079.49

      4.   Total Excess Spread:                             $     8,557,211.85


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           51.4408%

      2.   Series 1997-1 Allocable Principal
            Collections:                                    $   156,665,656.70

      3.   Principal Allocation Percentage of
            Series 1997-1 Allocable Principal
            Collections:                                    $    80,590,051.73

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    80,590,051.73

      6.   Shared Principal Collections from other
            Series allocated to Series 1997-1:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     5,575,739.55

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    86,165,791.28



L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    75,000,000.00

      2.   Required Collateral Invested Amount              $    75,000,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    86,165,791.28


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

      1.   Excess Spread:                                   $     8,557,211.85
      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       334,544.37
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       410,457.44
      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       418,180.47
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     5,727,362.90


IV.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             8.2631%
           b.   Prior Monthly Period               9.0744%
           c.   Second Prior Monthly Period        8.0103%

      2.   Three Month Average Base Rate                                8.450%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              15.01%
           b.   Prior Monthly Perid                 14.86%
           c.   Second Prior Monthly Period         14.73%

      4.   Three Month Average Series Adjusted Portfolio Yield          14.87%
